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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Item 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2010

ING Money Market Fund

Classes A, B, C, I, and O

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

Dear Shareholder,

Observers were waiting anxiously, and mostly pessimistically, for the March 5 unemployment report. Its arrival, however, brought some encouraging news: the U.S. Department of Labor reported that job losses continued to decline in February, a hopeful sign that employment might turn positive soon, after 26 months of contraction or no gain.

The global recovery from the largest economic decline since the Great Depression continues, if somewhat fitfully at times. The U.S. economy seems to be expanding at a moderate pace, though the factors that have driven the recovery so far may be nearing the end of their effectiveness. Congress recently passed an extension of unemployment benefits, which should help sustain recovery until job growth can take up the slack.

Economies outside the United States also remain on an upward if somewhat uneven track. At this point, it looks as if the emerging world will lead the recovery while developed nations lag — Asia has been particularly strong out of the recession, while Europe continues to grapple with a variety of issues including runaway sovereign debt (Greece being one very visible example of this concern). As a result, the performance of regional securities markets may increasingly diverge, implying that global asset allocation could reaffirm its value as a portfolio diversification tool.

We have long recommended a broadly diversified asset mix as most likely to serve your financial needs. Should you choose to add to your portfolio’s global diversification, please discuss prospective actions thoroughly with your investment advisor before you make any adjustments.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

April 23, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2010

In our semi-annual report, we described the resurgence of risky asset classes like equities and corporate bonds after their markets reached a bottom in early March 2009. Further gains were made in the second half of the fiscal year, but were smaller and more erratic.

The financial crisis that led to recession forced governments to intervene massively to recapitalize companies considered systemically important, or at least make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions).

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered tax credits to home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part-time. The U.K. reduced its Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, $1.42 trillion for the fiscal year ending September 2009. To keep interest rates down, the Federal Reserve and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is now back above 10% and some key areas of the domestic economy are looking better.

House prices have started to rise again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(1) of house prices in 20 cities was reported in March to have risen for the eighth consecutive month and was only down 0.7% from a year earlier. Sales of existing homes reached the highest levels since February 2007 but then fell in the three months through February 2010, perhaps distorted by tax credit effects.

Improvement on the employment front has been clear, but so far too slow to sustain a vigorous recovery and jobs were still being lost as our fiscal year ended. The unemployment rate was reported at 9.7% in February, having peaked at 10.1% in October. Wage growth remains weak and the participation rate (percentage of the population in the labor force) fell to 64.6% in December, the lowest level since August 1985, before edging up in January and February.

At least the economy has started to expand again after four quarterly declines. In the third quarter of 2009, GDP in the U.S. rose by 2.2% at an annual rate and 5.6% in the fourth quarter. Most of the latter figure was due to inventory rebuilding, but it was accompanied by a 30.6% increase in corporate profits over the fourth quarter of 2008, the biggest rise since 1984.

In fixed income markets, the three-month dollar London Interbank Offered Rate (“LIBOR”), the basis of trillions of dollars of financial agreements, fell below 1% for the first time in May 2009 and stayed there.

In bond markets, the riskier issues performed the best, especially in the first half of the fiscal year. The Barclays Capital U.S. Aggregate Bond Index(2) of investment grade bonds returned 7.69% for the fiscal year. But within this figure, improved risk appetite propelled the Barclays Capital Corporate Investment Grade Bond Index(3) to a 23.80% gain for the fiscal year. At the other extreme, the Barclays Capital Long Term U.S. Treasury Index(4) lost 7.26% for the fiscal year as investors fretted about the huge volume of new issuance and future inflation. The Treasury yield curve, measured by the excess yield on 10-year Treasuries over 2-year issues, reached a new all-time high 2.94% on February 18. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(5), were the star performers, gaining an equity-like 55.63% for the fiscal year. The annual yield on the 90-day Treasury Bill started the fiscal year at 20 basis points (“bps”), moved in a range between 21 bps and 0 bps and ended at 15 bps.

In currencies, the U.S. dollar, on a trade weighted basis, touched a 15-month low in late November but rebounded somewhat later. Depressing the euro recently has been uncertainty about Greece’s ability to repay vast sovereign debts falling due in 2010. For the fiscal year, the U.S. dollar lost 1.8% to the euro, 5.7% against the pound, and 4.7% against the yen.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(6) including dividends soared 49.77% in the fiscal year, about three quarters of it in the first half, led by the financials sector, which recorded an 83% gain. Profits for S&P 500® companies suffered their ninth straight quarter of annual decline

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2010

in the third quarter of 2009 before showing strong improvement in the fourth.

In international markets, based on local currencies including dividends, the MSCI® Japan Index(7) rose 30.4% over the fiscal year. Bolstered by government stimulus and trade, GDP resumed growth in the fourth quarter, despite weak domestic demand and falling wages. The MSCI Europe ex UK® Index(8) gained 48.7% for the fiscal year. As in the U.S., the region’s economy returned to growth in the third quarter of 2009, by 0.4% over the previous quarter, but only rose by 0.1% in the fourth. The MSCI UK® Index(9) returned 50.7% for the fiscal year. The U.K. had to wait until the fourth quarter for a rise in GDP, by 0.4%. Consumers continued to pay down debt at record rates and the household savings rate rose to 8.4%, the highest in eleven years.

(1)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(2)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(4)  The Barclays Capital Long Term U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury that have a remaining maturity of 10 or more years. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(6)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of March 31, 2010

(as a percent of net assets)

Commercial Paper	63.8%
Repurchase Agreement	10.9%
Corporate Bonds/Notes	9.0%
U.S. Government Agency Obligations	8.8%
Certificates of Deposit	7.6%
Other Assets and Liabilities — Net	(0.1)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: For money market investors, the year ended March 31, 2010 was characterized by low interest rates, a struggling global economy and continued government support in the first half of the period, followed by stabilization and modest recovery in the latter half. Throughout the period, the U.S. Federal Reserve kept the federal funds rate within the 0.00–0.25% range.

Short-term money market rates changed little during the period. Late in the period, the Securities and Exchange Commission (“SEC”) announced new rules under SEC Rule 2a-7 for money market funds. The Fund is implementing these rules, which are intended to reduce the risks for money funds but will also reduce potential yields going forward.

The Fund’s focus for the period was not on maximizing yield or return, but on preserving capital, limiting credit risk and keeping an excess liquidity cushion due to elevated risks. Certain fees of the Fund were waived to provide a positive return after fees and expenses, due to the historically low yields offered for short-term money market securities. The Fund did take on interest rate risk throughout the year, maintaining a weighted average maturity (“WAM”) at the longer end of its maturity range by purchasing longer term Treasury and agency securities. The Fund finished the year with a 68-day WAM as we shorten the WAM ahead of the implementation of the new SEC rules for money market mutual funds. During the first half of the year, we avoided additional credit risk — but gave up some incremental yield — by avoiding higher yielding debt of more marginal issues and structured securities not covered by the government programs. We started adding longer credit exposure marginally during the third quarter of 2009 as the economy and markets stabilized.

Current Strategy & Outlook: Our outlook and strategy remain unchanged from year-end as economic reports and market conditions during the quarter did little to change our views. It is our opinion that the economy is positioned for a slow recovery in 2010 due to expected high continuing unemployment and the significant slack in the domestic economy. We believe the lack of a sustained and significant housing recovery will remain a drag. We believe the Federal Open Market Committee (“FOMC”) will be forced to keep the federal funds rate in the 0.00–0.25% range for most if not all of 2010. An increase in short-term rates will depend on the strength and speed of the economic recovery and future inflation expectations.

Our current strategy for the Fund continues to focus on maintaining an extended WAM posture with a view that the markets have built in an expectation for a strong economic rebound and the FOMC raising short-term rates much earlier in 2010 than we currently expect.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining above normal excess daily liquidity and short-term liquidity as well as reduced credit exposure until we see how the short-term markets react to the terminations of those programs and the unwind of quantitative easing.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Please see Note 11 in the “Notes to Financial Statements” section for information regarding the Fund’s participation during the reporting period in the U.S. Treasury Department’s Temporary Money Market Guarantee Program, which expired on September 18, 2009.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return					Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Annualized Expense Ratio		Expenses Paid During the Period Ended March 31, 2010*	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Annualized Expense Ratio		Expenses Paid During the Period Ended March 31, 2010*
Class A	$1,000.00	$1,000.20	0.46	%•	$2.29	$1,000.00	$1,022.64	0.46	%•	$2.32
Class B	$1,000.00	$1,000.20	0.46	%•	$2.29	$1,000.00	$1,022.64	0.46	%•	$2.32
Class C	$1,000.00	$1,000.20	0.46	%•	$2.29	$1,000.00	$1,022.64	0.46	%•	$2.32
Class I	$1,000.00	$1,000.20	0.46	%•	$2.29	$1,000.00	$1,022.64	0.46	%•	$2.32
Class O	$1,000.00	$1,000.20	0.46	%•	$2.29	$1,000.00	$1,022.64	0.46	%•	$2.32

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.
•	Expense ratios reflect waivers of 0.24%, 1.24%, 0.24%, 0.24%, and 0.24% of management, distribution and shareholder servicing fees for Classes A, B, C, I, and O, respectively, in order to maintain a yield of not less than zero (Note 4).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the ING Money Market Fund, a series of ING Series Fund, Inc., as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Money Market Fund as of March 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 24, 2010

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2010

ASSETS:
Short-term investments at amortized cost	$220,989,799
Repurchase agreement	27,104,000
Cash	1,309,911
Receivables:
Fund shares sold	232,321
Interest	223,780
Prepaid expenses	45,378

Total assets	249,905,189

LIABILITIES:
Payable for investment securities purchased	1,309,795
Payable for fund shares redeemed	543,324
Payable to affiliates	32,266
Payable for directors fees	16,964
Other accrued expenses and liabilities	144,073

Total liabilities	2,046,422

NET ASSETS	$247,858,767

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$248,249,980
Accumulated net realized loss on investments	(391,213)

NET ASSETS	$247,858,767

Class A:
Net assets	$182,097,085
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	182,378,723
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00
Class B:
Net assets	$4,886,187
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	4,896,459
Net asset value and redemption price per share(1)	$1.00
Maximum offering price per share	$1.00
Class C:
Net assets	$7,432,511
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	7,446,936
Net asset value and redemption price per share(1)	$1.00
Maximum offering price per share	$1.00
Class I:
Net assets	$38,497,810
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	38,572,973
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00
Class O:
Net assets	$14,945,174
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	14,970,725
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2010

INVESTMENT INCOME:
Interest	$1,332,210

Total investment income	1,332,210

EXPENSES:
Investment management fees	1,154,011
Distribution and service fees:
Class B	69,457
Class O	43,485
Transfer agent fees	176,108
Administrative service fees	230,806
Shareholder reporting expense	108,131
Registration fees	69,423
Professional fees	66,233
Custody and accounting expense	46,881
Directors fees	36,237
Guarantee fees (Note 11)	109,012
Miscellaneous expense	31,125

Total expenses	2,140,909
Net waived and reimbursed fees	(825,385)

Net expenses	1,315,524

Net investment income	16,686

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND REIMBURSEMENT BY AFFILIATE:
Net realized gain (loss) on:
Investments	(987,552)
Reimbursement by affiliate for investment transaction losses (Note 5)	625,000

Net realized loss on investments and reimbursement by affiliate	(362,552)

Net change in unrealized appreciation on investments	1,139,751

Net realized and unrealized gain on investments and reimbursement by affiliate	777,199

Increase in net assets resulting from operations	$793,885

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS:
Net investment income	$16,686	$5,785,657
Net realized loss on investments and reimbursement by affiliate	(362,552)	(28,661)
Net change in unrealized appreciation or depreciation on investments	1,139,751	(1,139,751)

Increase in net assets resulting from operations	793,885	4,617,245

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(36,883)	(4,230,532)
Class B	(1,023)	(47,535)
Class C	(1,638)	(242,521)
Class I	(7,173)	(823,821)
Class O	(3,096)	(438,094)

Total distributions	(49,813)	(5,782,503)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	431,159,545	523,799,854
Reinvestment of distributions	46,959	5,733,775

	431,206,504	529,533,629
Cost of shares redeemed	(508,029,274)	(613,593,055)

Net decrease in net assets resulting from capital share transactions	(76,822,770)	(84,059,426)

Net decrease in net assets	(76,078,698)	(85,224,684)

NET ASSETS:
Beginning of year	323,937,465	409,162,149

End of year	$247,858,767	$323,937,465

Undistributed net investment income at end of year	$—	$19,783

See Accompanying Notes to Financial Statements

FINANCIAL  HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions									Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains	From return of capital	Total distributions		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses, net of fee waivers and/or recoupments, if any (2)(3)		Expenses, net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio Turnover

Year or period ended	($)	($)		($)		($)		($)		($)	($)	($)		($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
Class A
03-31-10	1.00	0.00	*	0.00	*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	0.70	0.46	•	0.46	0.01		182,097	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—	—	0.02		1.00	1.51	(a)	0.70	0.69		0.69	1.53		235,783	—
03-31-08	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	4.56	†	0.62	0.62		0.62	4.45		284,458	—
03-31-07	1.00	0.05		0.00	*	0.05		0.05		—	—	0.05		1.00	4.79	†	0.62	0.62		0.62	4.71		236,134	—
03-31-06	1.00	0.03		0.00	*	0.03		0.03		—	—	0.03		1.00	3.31	†	0.61	0.61		0.61	3.21		145,997	—
Class B
03-31-10	1.00	0.00	*	(0.00	)*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	1.70	0.46	•	0.46	0.01		4,886	—
03-31-09	1.00	0.01		(0.00	)*	0.01		0.01		—	—	0.01		1.00	0.71	(a)	1.70	1.44		1.44	0.64		9,583	—
03-31-08	1.00	0.03		0.00	*	0.03		0.03		—	—	0.03		1.00	3.53	†	1.62	1.62		1.62	3.38		6,031	—
03-31-07	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	3.77	†	1.62	1.62		1.62	3.72		2,884	—
03-31-06	1.00	0.02		0.00	*	0.02		0.02		—	—	0.02		1.00	2.29	†	1.61	1.61		1.61	2.14		2,884	—
Class C
03-31-10	1.00	0.00	*	0.00	*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	0.70	0.46	•	0.46	0.01		7,433	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—	—	0.02		1.00	1.51	(a)	0.70	0.69		0.69	1.57		12,571	—
03-31-08	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	4.56	†	0.62	0.62		0.62	4.37		17,545	—
03-31-07	1.00	0.05		0.00	*	0.05		0.05		—	—	0.05		1.00	4.81	†	0.62	0.62		0.62	4.71		5,728	—
03-31-06	1.00	0.03		0.00	*	0.03		0.03		—	—	0.03		1.00	3.30	†	0.61	0.61		0.61	3.22		5,400	—
Class I
03-31-10	1.00	0.00	*	0.00	*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	0.70	0.46	•	0.46	0.00	**	38,498	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—	—	0.02		1.00	1.52	(a)	0.70	0.69		0.69	1.57		45,633	—
03-31-08	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	4.56	†	0.62	0.62		0.62	4.47		72,608	—
03-31-07	1.00	0.05		0.00	*	0.05		0.05		—	—	0.05		1.00	4.80	†	0.62	0.62		0.62	4.69		64,202	—
03-31-06	1.00	0.03		0.00	*	0.03		0.03		—	—	0.03		1.00	3.31	†	0.61	0.61		0.61	3.17		65,539	—
Class O
03-31-10	1.00	0.00	*	0.00	*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	0.95	0.46	•	0.46	0.01		14,945	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—	—	0.02		1.00	1.53	(a)	0.95	0.69		0.69	1.61		20,277	—
03-31-08	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	4.56	†	0.87	0.62		0.62	4.29		28,520	—
11-15-06(4) - 3-31-07	1.00	0.02		0.00	*	0.02		0.02		—	—	0.02		1.00	1.79	†	0.87	0.62		0.62	4.77		5,892	—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
*	Amount is less than $0.005 or more than $(0.005).
**	Amount is less than 0.005% or more than (0.005)%.
†	There was no impact on total return by the reimbursement by affiliate for investment transaction losses.
(a)	There was no impact on total return by a capital support agreement in 2008.
•	Expense ratios reflect waivers of 0.24%, 1.24%, 0.24%, 0.24%, and 0.24% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, and O, respectively, in order to maintain a yield of not less than zero (Note 4).

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are fifteen separate active series which comprise the Company. This report is for ING Money Market Fund (the “Fund”), a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The Fund uses the amortized cost method to value its portfolio securities, which generally approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. All investments held by the Fund as of March 31, 2010 are classified as Level 2. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended March 31, 2010, there have been no significant changes to the fair valuation methodologies.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C.	Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.

Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

capital loss carryforwards have been fully utilized or expire.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Illiquid and Restricted Securities. The Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted securities, which include those sold under Rule
144A of the Securities Act of 1933, as amended, (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board of Directors (“Board”).

H.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Fund. The Distributor,

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch state and its EUR 7.5 billion rights issue.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

Class B shares of the Fund have adopted an Amended and Restated Distribution and Shareholder Services Plan and Class O shares of the Fund have adopted an Amended and Restated Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% and 0.25% of the value of average daily net assets of the Fund for expenses incurred in the distribution of Class B and Class O shares, respectively. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund through at least August 1, 2010. For the year ended March 31, 2010, the Distributor waived $43,485 of such fees.

ING Investments and IFD have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a yield of not less than zero. This arrangement will continue through at least August 1, 2010. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by ING Investments within three years subject to certain restrictions. For the year ended March 31, 2010, ING Investments and IFD waived $712,443 of management fees and $69,457 of class specific distribution and shareholder servicing fees to maintain a yield of not less than zero. The class specific waiver was comprised of the following amounts per class:

	Distribution Fee	Shareholder Servicing Fee
Class B	$52,153	$17,304

Please note that these waivers or reimbursements are in addition to existing contractual limitations, if any. As of March 31, 2010, amounts of waived management fees that are subject to possible recoupment by ING Investments, and the related expiration dates are as follows:

March 31,
2011	2012	2013	Total
$—	$20,849	$712,443	$733,292

The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2010, the Distributor did not retain any amounts in sales charges.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2010, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$10,619	$17,270	$4,377	$32,266

At March 31, 2010, ING National Trust, ING Life Insurance and Annuity Company, and ShareBuilder Securities Corp., indirect, wholly-owned subsidiaries of ING Groep, owned 39.46%, 18.67%, and 5.35% of the Fund, respectively.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan and a Retirement Policy (the “Plans”), which allow eligible non-affiliated directors as described in the Plans to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments, until distribution in accordance with the Plans.

On September 16, 2008, the Fund obtained a commitment from the Adviser that an affiliate of ING Groep would provide capital support with respect to one of its portfolio holdings. The Fund entered into a Capital Support Agreement (“Agreement”) with ING America Insurance Holdings, Inc., a Delaware corporation (“Capital Support Provider” or “CSP”). The Agreement established certain circumstances where the CSP was obligated to make a cash contribution (“Capital Contribution”) to the Fund in an amount sufficient for the Fund to maintain its market-based net asset value per share (“NAV”) at no less than $0.9950. The maximum amount that the CSP would be required to contribute under the Agreement was an amount equal to the outstanding principal balance of certain notes (issued by American General Finance Corp. and Lehman Brothers Holdings, Inc. (“Lehman”)) (“Notes”)

held by the Fund as a portfolio security on the date of the Contribution Event. The obligation of the CSP to make Capital Contributions under the Agreement has terminated upon the earlier to occur of: (i) the repayment in full, in cash, of all the Notes; (ii) the CSP having made Capital Contributions, in the aggregate, equal to the maximum contribution amount and; (iii) so long as the CSP is not in default with respect to its obligations arising under the Agreement, as of September 23, 2009 (“Termination Date”).

On October 2, 2008, American General Finance Corp. commercial paper held by the Fund matured at par of $8,500,000. No events occurred during the year ended March 31, 2010 which required the actual payments of a Capital Contribution to the Fund.

The Lehman Notes were sold in accordance with the terms of the Agreement by the Fund on the Termination Date (the “Lehman Disposition”). Because the NAV of the Fund at the time of the Lehman Disposition was above 0.995, no capital contribution to the Fund by the CSP was required. However, in connection with the Lehman Disposition, ING Investments, LLC voluntarily made capital contributions during the year ended March 31, 2010 totaling $625,000.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2010, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended March 31, 2010 the Fund did not have any loans outstanding under the line of credit.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
03-31-10	414,757,337	36,762	(469,125,111)	(54,331,012)	414,757,337	36,762	(469,125,111)	(54,331,012)
03-31-09	461,751,593	4,330,781	(513,820,045)	(47,737,671)	461,751,593	4,330,781	(513,820,045)	(47,737,671)
Class B
03-31-10	2,511,950	961	(7,234,445)	(4,721,534)	2,511,950	961	(7,234,445)	(4,721,534)
03-31-09	9,878,483	42,177	(6,333,903)	3,586,757	9,878,483	42,177	(6,333,903)	3,586,757
Class C
03-31-10	1,078,753	1,652	(6,248,869)	(5,168,464)	1,078,753	1,652	(6,248,869)	(5,168,464)
03-31-09	11,118,518	219,747	(16,267,037)	(4,928,772)	11,118,518	219,747	(16,267,037)	(4,928,772)
Class I
03-31-10	11,808,904	7,159	(19,041,712)	(7,225,649)	11,808,904	7,159	(19,041,712)	(7,225,649)
03-31-09	25,853,395	797,134	(53,458,315)	(26,807,786)	25,853,395	797,134	(53,458,315)	(26,807,786)
Class O
03-31-10	1,002,601	425	(6,379,137)	(5,376,111)	1,002,601	425	(6,379,137)	(5,376,111)
03-31-09	15,197,865	343,936	(23,713,755)	(8,171,954)	15,197,865	343,936	(23,713,755)	(8,171,954)

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Credit and Interest Rate. Money market funds are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality. Nevertheless, the value of the Fund’s investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of March 31, 2010:

Paid-in Capital	Undistributed Net Investment Income
$(13,344)	$13,344

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were $49,813 for the year ended March 31, 2010, and $5,782,503 for the year ended March 31, 2009.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2010 were:

Capital Loss Carryforwards	Expiration Dates
$ (28,661)	2017
(362,552)	2018

$(391,213)

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of March 31, 2010, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — U.S. TREASURY TEMPORARY GUARANTEE PROGRAM

Until September 18, 2009, the Fund participated in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (the “Program”). The Program guaranteed shareholders of the Fund as of September 19, 2008 that in the event of a liquidation of the Fund that they would receive the lesser of: (1) the number of shares owned on September 19, 2008 multiplied by $1.00; or (2) the number of shares owned as of the time the U.S. Treasury Department’s obligation under the Program was triggered multiplied by $1.00. The U.S. Treasury Department’s obligation under the Program would have been triggered if the Fund’s net asset value per share fell below $0.995 and certain conditions were met including the liquidation of the Fund.

Coverage under the Program was limited to persons who were shareholders of the Fund as of the close of business on September 19, 2008. Any increase in the number of shares held in an account after the close of business on September 19, 2008 would not have been guaranteed. If the number of shares held in an account fluctuates (even if the number of shares held in an account was reduced to zero), shareholders would have been covered for the lesser of the number of shares held as of the close of business on September 19, 2008 or the number of shares held at the time the U.S. Treasury Department’s obligation under the Program was triggered. If a shareholder closed his/her account with the Fund or broker-dealer, any future investment in the Fund was guaranteed.

The Fund paid to participate in the Program for the initial three-month period, which expired on December 18, 2008. The fee of $58,632 for the initial three-month period was 0.015% of the Fund’s net asset value on September 19, 2008 (the “Program Participation Payment”). On November 24, 2008, the U.S. Treasury Department announced that it would extend the Program from December 19, 2008 through April 30, 2009. The Board approved the Fund’s continued participation in the Program and the Fund paid the fee of $85,994 to extend its participation until April 30, 2009 based on 0.022% of the Fund’s net asset value on September 19, 2008. On March 31, 2009, the U.S. Treasury Department announced that it would extend the Program through September 18, 2009. The Fund paid to extend its participation in the Program through September 18, 2009, and the Board approved the Fund’s continued participation in the Program for a fee of $89,902 based on 0.022% of the Fund’s net asset value on September 19, 2008. The Program was not extended beyond September 18, 2009. The Board determined that the Program Participation Payment, and the payments for participating in the extensions of the Program, are extraordinary expenses that will not be subject to any expense limitation agreement currently in effect for the Fund.

NOTE 12 — SUBSEQUENT EVENTS

On January 27, 2010, the SEC approved amendments to Rule 2A-7 designed to strengthen the regulatory requirements governing money market funds and better protect investors. They are intended to increase the resilience of money market funds to economic stresses and reduce the risks of runs on the funds by

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 12 — SUBSEQUENT EVENTS (continued)

tightening maturity and credit-quality standards and imposing new liquidity requirements. The Fund has adopted the new amendments effective May 5, 2010; however, required compliance dates for certain amendments are staggered throughout 2010-2011.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2010

Principal Amount			Value

CERTIFICATES OF DEPOSIT: 7.6%
$750,000		BNP Paribas, 0.200%, due 05/19/10	$750,000
2,750,000		BNP Paribas, 0.270%, due 08/02/10	2,750,000
475,000		BNP Paribas, 0.380%, due 07/01/10	475,083
2,500,000		Natixis, 0.280%, due 04/05/10	2,500,000
1,500,000		Rabobank, 0.270%, due 06/02/10	1,500,000
4,250,000		Societe Generale, 0.250%, due 06/15/10	4,250,000
1,750,000		Svenska Handelsbanken AB, 0.290%, due 09/01/10	1,750,000
748,000		Toronoto Dominion Bank, 0.330%, due 05/17/10	748,029
2,250,000		Toronoto Dominion Bank, 0.330%, due 05/19/10	2,250,299
1,750,000		Toronto-Dominion Bank, 0.260%, due 06/30/10	1,750,044

		Total Certificates of Deposit (Cost $18,723,455)	18,723,455

COMMERCIAL PAPER: 63.8%
2,000,000		American Honda Finance Corp., 0.280%, due 08/31/10	1,997,636
500,000	#	ANZ National Bank Ltd., 0.700%, due 09/17/10	498,357
2,250,000	#	ASB Finance Ltd., 0.205%, due 05/20/10	2,249,372
2,000,000	#	ASB Finance Ltd., 0.340%, due 05/06/10	1,999,339
1,000,000	#	Barton Capital, LLC, 0.180%, due 04/16/10	999,925
1,250,000	#	Barton Capital, LLC, 0.180%, due 04/09/10	1,249,950
2,000,000	#	Barton Capital, LLC, 0.180%, due 05/05/10	1,999,660
4,000,000	#	Barton Capital, LLC, 0.180%, due 04/22/10	3,999,580
1,250,000	#	Barton Capital, LLC, 0.180%, due 05/18/10	1,249,706
1,269,000	#	Barton Capital, LLC, 0.190%, due 04/06/10	1,268,967
700,000		BNP Paribas, 0.220%, due 04/13/10	699,949
4,250,000	#	Cafco, LLC, 0.180%, due 04/29/10	4,249,405
600,000	#	Cafco, LLC, 0.250%, due 04/14/10	599,961
2,045,000	#	Cafco, LLC, 0.290%, due 07/12/10	2,043,342
1,750,000	#	Cafco, LLC, 0.320%, due 06/14/10	1,748,849
2,000,000		CBA Del Finance, Inc., 0.300%, due 06/10/10	1,998,950
400,000	#	Ciesco L.P., 0.190%, due 04/20/10	399,960
500,000	#	Ciesco L.P., 0.210%, due 05/10/10	499,886
3,250,000	#	Ciesco L.P., 0.220%, due 05/12/10	3,249,186

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$750,000	#	Ciesco L.P., 0.300%, due 07/07/10	$749,394
5,000,000	#	Ciesco L.P., 0.310%, due 07/14/10	4,995,522
250,000	#	Ciesco LLC, 0.300%, due 06/07/10	249,860
1,000,000	#	Concord Minutemen Capital Co., LLC, 0.400%, due 04/28/10	999,700
1,750,000	#	Concord Minutemen Capital Co., LLC, 0.551%, due 07/12/10	1,747,273
2,500,000	#	Concord Minutemen Capital Co., LLC, 0.592%, due 09/02/10	2,493,690
2,500,000	#	Concord Minutemen Capital Co., LLC, 0.800%, due 06/23/10	2,495,389
1,000,000	#	Concord Minutemen Capital Co., LLC, 0.900%, due 05/03/10	999,200
1,500,000	#	Crown Point Capital Co., 0.400%, due 05/18/10	1,499,217
750,000	#	Crown Point Capital Co., 0.400%, due 04/22/10	749,825
2,000,000	#	Crown Point Capital Co., 0.551%, due 07/12/10	1,996,883
1,000,000	#	Crown Point Capital Co., 0.592%, due 09/02/10	997,476
2,500,000	#	Crown Point Capital Co., 0.800%, due 06/24/10	2,495,333
1,000,000	#	Crown Point Capital Co., 0.900%, due 05/03/10	999,200
2,750,000	#	Danske Corp., 0.250%, due 06/18/10	2,748,510
1,500,000	#	Danske Corp., 0.250%, due 06/25/10	1,499,115
3,500,000		Deutsche Bank AG/London, 0.270%, due 07/26/10	3,496,955
4,250,000		Dexia Del, LLC, 0.310%, due 05/26/10	4,247,968
3,000,000	#	Edison Asset Securities, LLC, 0.200%, due 05/26/10	2,999,083
2,000,000	#	Edison Asset Securities, LLC, 0.210%, due 06/09/10	1,999,195
2,000,000	#	Edison Asset Securities, LLC, 0.290%, due 06/01/10	1,999,017
3,000,000	#	Edison Asset Securities, LLC, 0.320%, due 04/21/10	2,999,467
4,550,000	#	Jupiter, 0.175%, due 05/10/10	4,549,080
750,000	#	Jupiter, 0.180%, due 05/04/10	749,876
700,000	#	Jupiter, 0.195%, due 05/19/10	699,818
3,000,000	#	Jupiter, 0.210%, due 05/20/10	2,999,143
2,500,000		Natixis, 0.900%, due 05/21/10	2,496,875
1,250,000	#	Old Line Funding, LLC, 0.170%, due 04/05/10	1,249,976

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2010 (CONTINUED)

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$1,000,000	#	Old Line Funding, LLC, 0.180%, due 04/20/10	$999,905
1,500,000	#	Old Line Funding, LLC, 0.210%, due 06/18/10	1,499,318
1,750,000	#	Old Line Funding, LLC, 0.250%, due 06/21/10	1,749,016
3,250,000	#	Old Line Funding, LLC, 0.260%, due 07/20/10	3,247,418
2,250,000	#	Park Avenue Receivables Corp., 0.160%, due 04/06/10	2,249,950
1,500,000	#	Park Avenue Receivables Corp., 0.170%, due 04/08/10	1,499,950
500,000	#	Park Avenue Receivables Corp., 0.170%, due 05/06/10	499,917
4,000,000	#	Park Avenue Receivables Corp., 0.180%, due 05/07/10	3,999,280
500,000	#	Park Avenue Receivables Corp., 0.215%, due 05/10/10	499,884
5,000,000		Royal Bank of Canada, 0.200%, due 06/15/10	4,997,918
3,000,000	#	Thunder Bay Funding, LLC, 0.180%, due 04/20/10	2,999,715
2,250,000	#	Thunder Bay Funding, LLC, 0.180%, due 04/14/10	2,249,854
1,000,000	#	Thunder Bay Funding, LLC, 0.180%, due 05/11/10	999,800
1,500,000	#	Thunder Bay Funding, LLC, 0.190%, due 05/10/10	1,499,691
2,000,000	#	Tulip Funding Corp., 0.190%, due 04/09/10	1,999,916
1,000,000	#	Tulip Funding Corp., 0.190%, due 04/13/10	999,937
6,240,000	#	Tulip Funding Corp., 0.200%, due 04/15/10	6,239,515
1,000,000	#	Variable Funding Capital Corp., 0.180%, due 05/07/10	999,820
2,250,000	#	Variable Funding Capital Corp., 0.180%, due 04/20/10	2,249,786
3,750,000	#	Variable Funding Capital Corp., 0.180%, due 04/14/10	3,749,756
3,250,000	#	Variable Funding Capital Corp., 0.180%, due 05/11/10	3,249,350
431,000	#	Windmill Funding Corp., 0.180%, due 04/06/10	430,989
2,000,000	#	Windmill Funding Corp., 0.180%, due 04/23/10	1,999,780
2,000,000	#	Windmill Funding Corp., 0.190%, due 04/26/10	1,999,736
4,500,000	#	Windmill Funding Corp., 0.210%, due 04/21/10	4,499,475
750,000	#	Yorkstown Capital, LLC, 0.170%, due 04/05/10	749,986
1,989,000	#	Yorkstown Capital, LLC, 0.200%, due 04/12/10	1,988,875
5,500,000	#	Yorkstown Capital, LLC, 0.200%, due 05/03/10	5,499,022
1,250,000	#	Yorkstown Capital, LLC, 0.240%, due 07/09/10	1,249,175

		Total Commercial Paper (Cost $158,100,754)	158,100,754

Principal Amount			Value

CORPORATE BONDS/NOTES: 9.0%
$1,750,000		Australia & New Zealand Banking Group Ltd., 4.875%, due 11/08/10	$1,796,137
3,000,000	#, C	Commonwealth Bank of Australia, 0.640%, due 01/05/11	3,000,000
500,000		Credit Suisse USA, Inc., 0.442%, due 03/02/11	500,544
1,000,000		Credit Suisse USA, Inc., 4.875%, due 08/15/10	1,015,187
1,250,000		Deutsche Bank AG/London, 5.000%, due 10/12/10	1,280,472
3,000,000		General Electric Capital Corp., 0.654%, due 06/09/10	3,003,851
2,500,000		Kreditanstalt fuer Wiederaufbau, 1.875%, due 03/15/11	2,531,256
1,000,000		Kreditanstalt fuer Wiederaufbau, 3.250%, due 02/15/11	1,024,605
1,000,000	#	Rabobank, 0.250%, due 03/16/11	1,000,000
250,000	#	Rabobank, 0.651%, due 05/19/10	250,147
500,000		Royal Bank of Canada, 0.272%, due 06/08/10	500,055
3,000,000	#, C	Svenska Handelsbanken AB, 0.280%, due 02/09/11	3,000,000
3,500,000	C	Westpac Banking Corp., 0.249%, due 04/28/11	3,500,000

		Total Corporate Bonds/Notes (Cost $22,402,254)	22,402,254

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.8%
700,000		Federal Farm Credit Bank, 3.500%, due 01/18/11	716,708
500,000	##	Federal Home Loan Mortgage Corporation, 0.151%, due 07/12/10	500,126
1,600,000	##	Federal Home Loan Mortgage Corporation, 1.550%, due 12/15/10	1,613,468
8,035,000	##	Federal Home Loan Mortgage Corporation, 4.125%, due 07/12/10	8,114,883
1,045,000	##	Federal Home Loan Mortgage Corporation, 4.830%, due 08/23/10	1,062,895
500,000	##	Federal National Mortgage Association, 0.141%, due 07/13/10	500,129
5,500,000	##, Z	Federal National Mortgage Association, 0.462%, due 03/01/11	5,476,527
1,000,000	##	Federal National Mortgage Association, 2.375%, due 05/20/10	1,002,530
614,000	##	Federal National Mortgage Association, 3.000%, due 07/12/10	617,950

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2010 (CONTINUED)

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
$1,000,000	##	Federal National Mortgage Association, 4.250%, due 08/15/10	$1,014,048
618,000	##	Federal National Mortgage Association, 4.750%, due 12/15/10	637,180
500,000	##	Federal National Mortgage Association, 7.125%, due 06/15/10	506,892

		Total U.S. Government Agency Obligations (Cost $21,763,336 )	21,763,336

REPURCHASE AGREEMENT: 10.9%
27,104,000	Morgan Stanley Repurchase Agreement dated 03/31/10, 0.010%, due 04/01/10, $27,104,008 to be received upon repurchase (Collateralized by $37,855,000 various U.S. Government Agency Obligations, Discount Notes, Market Value $27,660,242, due 07/26/10-10/15/19		27,104,000

	Total Repurchase Agreement (Cost $27,104,000)		27,104,000

	Total Investments in Securities (Cost $248,093,799)*	100.1%	$248,093,799
	Other Assets and Liabilities - Net	(0.1)	(235,032)

	Net Assets	100.0%	$247,858,767

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
C	Bond may be called prior to maturity date.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2010
Asset Table
Investments, at value
Certificates of Deposit	$—	$18,723,455	$—	$18,723,455
Commercial Paper	—	158,100,754	—	158,100,754
Corporate Bonds/Notes	—	22,402,254	—	22,402,254
U.S. Government Agency Obligations	—	21,763,336	—	21,763,336
Repurchase Agreements	—	27,104,000	—	27,104,000

Total Investments, at value	$—	$248,093,799	$—	$248,093,799

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2010 were as follows:

Fund Name	Type	Per Share Amount

ING Money Market Fund
Class A	NII	$0.0002
Class B	NII	$0.0002
Class C	NII	$0.0002
Class I	NII	$0.0002
Class O	NII	$0.0002

NII - Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Independent Trustees:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	42	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 74	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	42	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	June 1991 - Present	President, Retirement Options, LLC, a training provider for retirement coaches (August 2009 - Present) Formerly, President, Thompson Enterprises (September 2004 - September 2005).	42	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); MassMutual Premier Funds (December 2004 - Present), Chair of Audit Committee; and MML Series Investment Funds II, Chair of Audit Committee (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	42	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008).	42	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona Age: 60	Director	January 2009 - Present	President, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006).	42	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Directors who are “Interested Persons:”

Shaun Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	179	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Funds Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services, LLC (December 2006 - Present).

(1)	Directors/Trustees serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Industrials, Infrastructure and Materials Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)- during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	April 2002 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 December 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004- Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (June 1995 Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager Research Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)- during the Past Five Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Directors (the “Board”) of the fund, including a majority of the Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Directors”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof, including ING Money Market Fund (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement, including the Agreements for ING Money Market Fund (“ING Money Market Fund” or the “Fund”) for an additional one-year period commencing January 1, 2010.

Overview of the Review Process

At a meeting of the Board held on December 16, 2009, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Directors (“Independent Counsel”) on behalf of the Independent Directors.

The Contracts Committee began the formal review process in July 2009 when it met separately with Independent Counsel, to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the July meeting, the Contracts Committee engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodolgy. The Independent Consultant’s findings were reported to the Contracts Committee at the July meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 14-15, 2009 and December 14-15, 2009, during which the Independent Directors, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Directors were assisted by Independent Counsel, throughout the contract review process. The Independent Directors relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2010, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to initiatives underway within ING Groep to establish an integrated global asset management firm (the “Global Transition”) that is expected to provide the benefits of centralized and collaborative operations to ING’s asset management business and may result in operational efficiencies that will benefit the Funds and shareholders of the Funds. The Board also considered the actions that have been taken by management to retain key investment management personnel during the Global Transition. The Board also considered the benefits that

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed the Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes, (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three- and five-year periods, ending June 30, 2009 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2009. In considering the performance of the Fund, the Board noted the extraordinary period of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. In evaluating the investment performance of ING Money Market Fund, the Board noted that, based on data as of September 30, 2009: (1) the Fund outperformed its Morningstar category median and its benchmark index for the one-year, three-year and five-year periods but underperformed for the most recent calendar quarter and year-to-date periods; and (2) although the Fund is not ranked by Morningstar, the Fund is ranked by Lipper in the second quintile for the three-year and five-year periods, in the third quintile for the most recent calendar quarter and one-year period and in the fourth quintile for the year-to-date period. In assessing the performance of the Fund, the Board noted that in response to the extreme volatility throughout 2009 the Sub-Adviser voluntarily chose to reduce the level of risk in the Fund by investing primarily in highly liquid instruments of short duration of high quality issuers that have received direct central government support or guarantees and securities that are the subject of liquidity programs of the Federal Reserve or the U.S. Treasury. The Board also recognized that throughout 2009 the Adviser and its affiliates have been waiving, and/or reimbursing fees in order for the Fund to maintain a net yield equal to, or greater than zero. The Board concluded that the performance of the Fund is satisfactory.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Fund to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to the undertaking by the Adviser to waive fees and/or limit the total expenses of the Fund. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

mutual funds to the services provided in managing the Fund. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory Agreement and Sub-Advisory Agreement. In assessing the reasonableness of the management fee and expense ratio for ING Money Market Fund, the Board noted that, based on management fee and expense data as of June 30, 2009, the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group. The Board noted that during 2009 the Adviser and its affiliates (1) provided credit support with respect to certain impaired securities held by the Fund, and (2) made voluntary capital contributions to the Fund, which minimized deviations between the Fund’s market-based and amortized cost-based net asset value per share during tumultuous market conditions. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded with respect to the Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and the Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Fund. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Fund, relating to (i) the Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2008 and December 31, 2007 and the nine-month period ended September 30, 2009. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating the Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies thereof, derive from their relationships with the Fund, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of the Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for the Fund includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale are expected to be realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of additional breakpoints with respect to the Fund at this time.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see the “Notes to Financial Statements” section for the Fund’s participation during the reporting period in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds, which terminated on September 19, 2009.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachussetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-AFIABCIO	(0310-052810)

ANNUAL REPORT

MARCH    31, 2010

BROKERAGE CASH RESERVES

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

Dear Shareholder,

Observers were waiting anxiously, and mostly pessimistically, for the March 5 unemployment report. Its arrival, however, brought some encouraging news: the U.S. Department of Labor reported that job losses continued to decline in February, a hopeful sign that employment might turn positive soon, after 26 months of contraction or no gain.

The global recovery from the largest economic decline since the Great Depression continues, if somewhat fitfully at times. The U.S. economy seems to be expanding at a moderate pace, though the factors that have driven the recovery so far may be nearing the end of their effectiveness. Congress recently passed an extension of unemployment benefits, which should help sustain recovery until job growth can take up the slack.

Economies outside the United States also remain on an upward if somewhat uneven track. At this point, it looks as if the emerging world will lead the recovery while developed nations lag — Asia has been particularly strong out of the recession, while Europe continues to grapple with a variety of issues including runaway sovereign debt (Greece being one very visible example of this concern). As a result, the performance of regional securities markets may increasingly diverge, implying that global asset allocation could reaffirm its value as a portfolio diversification tool.

We have long recommended a broadly diversified asset mix as most likely to serve your financial needs. Should you choose to add to your portfolio’s global diversification, please discuss prospective actions thoroughly with your investment advisor before you make any adjustments.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

April 23, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2010

In our semi-annual report, we described the resurgence of risky asset classes like equities and corporate bonds after their markets reached a bottom in early March 2009. Further gains were made in the second half of the fiscal year, but were smaller and more erratic.

The financial crisis that led to recession forced governments to intervene massively to recapitalize companies considered systemically important, or at least make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions).

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered tax credits to home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part-time. The U.K. reduced its Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, $1.42 trillion for the fiscal year ending September 2009. To keep interest rates down, the Federal Reserve and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is now back above 10% and some key areas of the domestic economy are looking better.

House prices have started to rise again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(1) of house prices in 20 cities was reported in March to have risen for the eighth consecutive month and was only down 0.7% from a year earlier. Sales of existing homes reached the highest levels since February 2007 but then fell in the three months through February 2010, perhaps distorted by tax credit effects.

Improvement on the employment front has been clear, but so far too slow to sustain a vigorous recovery and jobs were still being lost as our fiscal year ended. The unemployment rate was reported at 9.7% in February, having peaked at 10.1% in October. Wage growth remains weak and the participation rate (percentage of the population in the labor force) fell to 64.6% in December, the lowest level since August 1985, before edging up in January and February.

At least the economy has started to expand again after four quarterly declines. In the third quarter of 2009, GDP in the U.S. rose by 2.2% at an annual rate and 5.6% in the fourth quarter. Most of the latter figure was due to inventory rebuilding, but it was accompanied by a 30.6% increase in corporate profits over the fourth quarter of 2008, the biggest rise since 1984.

In fixed income markets, the three-month dollar London Interbank Offered Rate (“LIBOR”), the basis of trillions of dollars of financial agreements, fell below 1% for the first time in May 2009 and stayed there.

In bond markets, the riskier issues performed the best, especially in the first half of the fiscal year. The Barclays Capital U.S. Aggregate Bond Index(2) of investment grade bonds returned 7.69% for the fiscal year. But within this figure, improved risk appetite propelled the Barclays Capital Corporate Investment Grade Bond Index(3) to a 23.80% gain for the fiscal year. At the other extreme, the Barclays Capital Long Term U.S. Treasury Index(4) lost 7.26% for the fiscal year as investors fretted about the huge volume of new issuance and future inflation. The Treasury yield curve, measured by the excess yield on 10-year Treasuries over 2-year issues, reached a new all-time high 2.94% on February 18. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(5), were the star performers, gaining an equity-like 55.63% for the fiscal year. The annual yield on the 90-day Treasury Bill started the fiscal year at 20 basis points (“bps”), moved in a range between 21 bps and 0 bps and ended at 15 bps.

In currencies, the U.S. dollar, on a trade weighted basis, touched a 15-month low in late November but rebounded somewhat later. Depressing the euro recently has been uncertainty about Greece’s ability to repay vast sovereign debts falling due in 2010. For the fiscal year, the U.S. dollar lost 1.8% to the euro, 5.7% against the pound, and 4.7% against the yen.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(6) including dividends soared 49.77% in the fiscal year, about three quarters of it in the first half, led by the financials sector, which recorded an 83% gain. Profits for S&P 500® companies suffered their ninth straight quarter of annual decline

2

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2010

in the third quarter of 2009 before showing strong improvement in the fourth.

In international markets, based on local currencies including dividends, the MSCI® Japan Index(7) rose 30.4% over the fiscal year. Bolstered by government stimulus and trade, GDP resumed growth in the fourth quarter, despite weak domestic demand and falling wages. The MSCI Europe ex UK® Index(8) gained 48.7% for the fiscal year. As in the U.S., the region’s economy returned to growth in the third quarter of 2009, by 0.4% over the previous quarter, but only rose by 0.1% in the fourth. The MSCI UK® Index(9) returned 50.7% for the fiscal year. The U.K. had to wait until the fourth quarter for a rise in GDP, by 0.4%. Consumers continued to pay down debt at record rates and the household savings rate rose to 8.4%, the highest in eleven years.

(1)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(2)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(4)  The Barclays Capital Long Term U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury that have a remaining maturity of 10 or more years. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(6)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

BROKERAGE CASH RESERVES	PORTFOLIO MANAGERS’ REPORT

Brokerage Cash Reserves (the “Fund”) seeks to provide investors with a high current return, consistent with the preservation of capital and liquidity, through investment in high-quality money market instruments. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: For money market investors, the year ended March 31, 2010 was characterized by low interest rates, a struggling global economy and continued government support in the first half of the period, followed by stabilization and modest recovery in the latter half. Throughout the period, the U.S. Federal Reserve kept the federal funds rate within the 0.00-0.25% range.

Short-term money market rates changed little during the period. Late in the period, the Securities and Exchange Commission (“SEC”) announced new rules under SEC Rule 2a-7 for money market funds. The Fund is implementing these rules, which are intended to reduce the risks for money funds but will also reduce potential yields going forward.

The Fund’s focus for the period was not on maximizing yield or return, but on preserving capital, limiting credit risk and keeping an excess liquidity cushion due to elevated risks. Certain fees of the Fund were waived to provide a positive return after fees and expenses, due to the historically low yields offered for short-term money market securities. The Fund did take on interest rate risk throughout the year, maintaining a weighted average maturity (“WAM”) at the longer end of its maturity range by purchasing longer term Treasury and agency securities.

After the new SEC rules for money market mutual funds were announced — which included reducing the maximum allowable WAM from 90 days to 60 days — and after the Fund received notification of a large redemption expected to take place at the end of April, we reduced the Fund’s WAM. The Fund ended the period with a 17 day WAM as we repositioned it to meet the new rules and the large redemption.

During the first half of the year, we avoided additional credit risk — but gave up some incremental yield — by avoiding higher yielding debt of more marginal issues and structured securities not covered by the government programs. We started adding longer credit exposure marginally during the third quarter of 2009 as the economy and markets stabilized.

Current Strategy & Outlook: Our outlook and strategy remain unchanged from year-end as economic reports and market conditions during the quarter did little to change our views. It is our opinion that the economy is positioned for a slow recovery in 2010 due to expected high continuing unemployment and the significant slack in the domestic economy. We believe the lack of a sustained and significant housing recovery will remain a drag. We believe the Federal Open Market Committee (“FOMC”) will be forced to keep the federal funds rate in the 0.00-0.25% range for most if not all of 2010. An increase in short-term rates will depend on the strength and speed of the economic recovery and future inflation expectations.

Our current strategy for the Fund continues to focus on maintaining an extended WAM posture with a view that the markets have built in an expectation for a strong economic rebound and the FOMC raising short-term rates much earlier in 2010 than we currently expect.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining above normal excess daily liquidity and short-term liquidity as well as reduced credit exposure until we see how the short-term markets react to the terminations of those programs and the unwind of quantitative easing.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Please see Note 11 in the “Notes to Financial Statements” section for information regarding the Fund’s participation during the reporting period in the U.S. Treasury Department’s Temporary Money Market Guarantee Program, which expired on September 18, 2009.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% Return Before Expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Return				Hypothetical (5% return before expenses)
Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2010*	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2010*
$1,000.00	$1,000.80	0.48% •	$2.39	$1,000.00	$1,022.54	0.48% •	$2.42

*	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.
•	Expense ratio reflects a waiver of 0.50% of distribution and shareholder servicing fees in order to maintain a yield of not less than zero (Note 4).

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Brokerage Cash Reserves, a series of ING Series Fund, Inc., as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brokerage Cash Reserves as of March 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 24, 2010

6

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2010

ASSETS:
Short-term investments at amortized cost	$162,478,065
Repurchase agreements	94,035,000
Cash	1,250,501
Receivables:
Investment securities sold	14,656,435
Interest	133,037
Prepaid expenses	15,562

Total assets	272,568,600

LIABILITIES:
Payable for investment securities purchased	2,549,959
Payable to affiliates	40,374
Payable for directors fees	19,055
Other accrued expenses and liabilities	138,360

Total liabilities	2,747,748

NET ASSETS (equivalent to $1.00 per share on 269,778,272 shares outstanding)	$269,820,852

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.001 par value (1 billion shares authorized)	$269,776,341
Accumulated net realized gain on investments	44,511

NET ASSETS	$269,820,852

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2010

INVESTMENT INCOME:
Interest	$1,610,119

Total investment income	1,610,119

EXPENSES:
Investment management fees	677,060
Distribution and service fees	2,200,420
Transfer agent fees	170,266
Administrative service fees	270,824
Shareholder reporting expense	128,396
Registration fees	38,336
Professional fees	49,896
Custody and accounting expense	49,362
Directors fees	42,916
Guarantee fees (Note 11)	80,853
Miscellaneous expense	14,924
Interest expense	259

Total expenses	3,723,512
Net waived and reimbursed fees	(2,112,000)

Net expenses	1,611,512

Net investment loss	(1,393)

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	148,361

Increase in net assets resulting from operations	$146,968

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$(1,393)	$5,516,765
Net realized gain on investments	148,361	729,720

Increase in net assets resulting from operations	146,968	6,246,485

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(511)	(5,517,497)
Net realized gains	(866,000)	—

Total distributions	(866,511)	(5,517,497)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	109,890,870	277,729,823
Reinvestment of distributions	636,495	5,517,497

	110,527,365	283,247,320
Cost of shares redeemed	(293,594,203)	(325,612,923)

Net decrease in net assets resulting from capital share transactions	(183,066,838)	(42,365,603)

Net decrease in net assets	(183,786,381)	(41,636,615)

NET ASSETS:
Beginning of year	453,607,233	495,243,848

End of year	$269,820,852	$453,607,233

Undistributed net investment income at end of year	$—	$34,334

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions										Ratios to average net assets						Supplemental Data

	Net asset value, beginning of year or period	Net investment income		Net realized gain (loss) on investments		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio Turnover

Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
03-31-10	1.00	(0.00	)*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	1.00	0.22		1.10	0.48	•	0.48	(0.00	)**	269,821	—
03-31-09	1.00	0.01		0.00	*	0.01		0.01		—		—	0.01		1.00	1.25		1.11	0.94	• •	0.94	1.22		453,607	—
03-31-08	1.00	0.04		0.00	*	0.04		0.04		—		—	0.04		1.00	4.20	†	1.05	0.95		0.95	4.07		495,244	—
03-31-07	1.00	0.04		0.00	*	0.04		0.04		—		—	0.04		1.00	4.44	†	1.04	0.95		0.95	4.36		355,388	—
03-31-06	1.00	0.03		0.00	*	0.03		0.03		—		—	0.03		1.00	2.89	†	1.05	0.95		0.95	2.85		322,077	—

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value.
(2)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

*	Amount is less than $0.005 or more than ($0.005).
**	Amount is more than (0.005)%.
†	There was no impact on total return by the reimbursement from affiliate for investment transaction losses.
•	Expense ratio reflects a waiver of 0.50% of distribution and shareholder servicing fees in order to maintain a yield of not less than zero (Note 4).
• •	Expense ratio reflects a waiver of 0.03% of management, distribution and shareholder servicing fees in order to maintain a yield of not less than zero (Note 4).

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are fifteen active separate series which comprise the Company. This report is for Brokerage Cash Reserves (the “Fund”), a diversified series of the Company.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The Fund uses the amortized cost method to value its portfolio securities, which generally approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of a security.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended March 31, 2010, there have been no significant changes to the fair valuation methodologies.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C.	Distributions to Shareholders. A distribution from net income of the Fund is declared each business day at 2:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder’s account at the close of business. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investments income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

11

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Illiquid and Restricted Securities. The Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended, (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be deemed to be illiquid because they may not be readily marketable or may be considered liquid pursuant to procedures adopted by the Board of Directors (“Board”).

H.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the
Company and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee based on the Fund’s average daily net assets at the following rates: 0.20% for the first $1 billion, 0.19% of the next $2 billion and 0.18% in excess of $3 billion. ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Fund. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European

12

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

The Fund has adopted an Amended and Restated Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Fund pays the Distributor a Distribution and Service Fee of 0.65% of the average daily net assets of the Fund.

ING Investments and IFD have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a yield of not less than zero. This arrangement will continue through at least August 1, 2010. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by ING Investments within three years subject to certain restrictions. For the year ended March 31, 2010, ING Investments and IFD waived $18,666 of management fees, $1,508,259 of distribution fees and $162,293 of shareholder servicing fees to maintain a yield of not less than zero. Please note that these waivers or reimbursements are in addition to existing contractual limitations, if any. As of March 31, 2010, amounts of waived management fees that are subject to possible recoupment by ING Investments, and the related expiration dates are as follows:

March 31,
2011	2012	2013	Total
$ —	$ —	$18,666	18,666

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2010, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Management Fees	Accrued Administrative Fees	Total
$21,786	$18,588	$40,374

The Company has adopted a Deferred Compensation Plan and a Retirement Policy (the “Plans”), which allow eligible non-affiliated directors as described in the Plans to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plans.

NOTE 6 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses (“Expense Limitation Agreement”), excluding interest, taxes, brokerage and extraordinary expenses (and acquired fund fees and expenses) to 0.95% of the Fund’s average daily net assets. The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities. Actual expense ratios are included in the Financial Highlights. As of March 31, 2010, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

March 31,
2011	2012	2013	Total
399,902	609,409	422,782	1,432,093

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Company provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance.

During the year ended March 31, 2010, the Fund utilized the following line of credit:

Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
2	$4,040,000	1.17%

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year	#	#	#	#	($)	($)	($)	($)
03-31-10	109,890,870	636,495	(293,594,203)	(183,066,838)	109,890,870	636,495	(293,594,203)	(183,066,838)
03-31-09	277,729,823	5,517,497	(325,612,923)	(42,365,603)	277,729,823	5,517,497	(325,612,923)	(42,365,603)

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Credit and Interest Rate. Money market funds are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality. Nevertheless, the value of the Fund’s investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of March 31, 2010:

Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
$(32,430)	$32,430

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were $866,511 for the year ended March 31, 2010, and $5,517,497 for the year ended March 31, 2009.

The tax-basis components of distributable earnings as of March 31, 2010 were:

Undistributed Ordinary Income
$44,511

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of March 31, 2010, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — U.S. TREASURY TEMPORARY GUARANTEE PROGRAM

Until September 18, 2009, the Fund participated in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (the “Program”). The Program guaranteed shareholders of the Fund as of September 19, 2008 that, in the event of a liquidation of the Fund, they would receive the lesser of: (1) the number of shares owned on September 19, 2008 multiplied by $1.00; or (2) the number of shares owned as of the time the U.S. Treasury Department’s obligation under the Program was triggered multiplied by $1.00. The U.S. Treasury Department’s obligation under the Program would have been triggered if the Fund’s net asset value per share fell below $0.995 and certain conditions were met including the liquidation of the Fund.

Coverage under the Program was limited to persons who were shareholders of the Fund as of the close of business on September 19, 2008. Any increase in the number of shares held in an account after the close of business on September 19, 2008 would not have been guaranteed. If the number of shares held in an account fluctuates (even if the number of shares held in an account was reduced to zero), shareholders would have been covered for the lesser of the number of shares held as of the close of business on September 19, 2008 or the number of shares held at the time the U.S. Treasury Department’s obligation under the Program was triggered. If a shareholder closed his/her account with the Fund or broker-dealer, any future investment in the Fund was not guaranteed.

The Fund paid to participate in the Program for the initial three-month period, which expired on December 18, 2008. The fee of $44,101 for the initial three-month period was 0.01% of the Fund’s net asset value on September 19, 2008 (the “Program Participation Payment”). On November 24, 2008, the U.S. Treasury Department announced that it would extend its Program from December 19, 2008 through April 30, 2009. The Board approved the Fund’s continued participation in the Program, and the Fund paid the fee of $66,152 to extend its participation until April 30, 2009 based on 0.015% of the Fund’s net asset value on September 19, 2008. On March 31, 2009, the U.S. Treasury Department announced that it would extend the Program through September 18, 2009, and the Board approved the Fund’s continued participation in the Program for a fee of $66,152 based on 0.015% of the Fund’s net asset value on September 19, 2008. The Program was not extended beyond September 18, 2009. The Board determined that the Program Participation Payment, and the payments for participating in the extensions of the Program, are extraordinary expenses that will not be subject to any expense limitation agreement currently in effect for the Fund.

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2010, the Fund declared a short-term capital gain distribution of:

Per Share Amount	Payable Date	Record Date
$0.0001	April 22, 2010	April 20, 2010

On April 26, 2010, the Fund had a redemption of approximately $260 million, which was 96% of the total net assets of the Fund as of March 31, 2010.

On January 27, 2010, the SEC approved amendments to Rule 2A-7 designed to strengthen the regulatory requirements governing money market funds and better protect investors. They are intended to increase

15

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 12 — SUBSEQUENT EVENTS (continued)

the resilience of money market funds to economic stresses and reduce the risks of runs on the funds by tightening maturity and credit-quality standards and imposing new liquidity requirements. The Fund has adopted the new amendments effective May 5, 2010; however, required compliance dates for certain amendments are staggered throughout 2010-2011.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

16

BROKERAGE CASH RESERVES(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2010

Principal Amount			Value

CERTIFICATES OF DEPOSIT: 5.5%
$6,000,000		BNP Paribas, 0.600%, due 04/20/10	$6,001,248
2,500,000		Natixis, 0.280%, due 04/05/10	2,500,000
5,000,000		Societe Generale, 1.250%, due 04/19/10	5,002,619
1,300,000		Svenska Handelsbanken AB, 0.190%, due 04/13/10	1,299,996

		Total Certificates of Deposit (Cost $14,803,863)	14,803,863

COMMERCIAL PAPER: 51.5%
5,000,000		Barclays PLC, 0.130%, due 04/01/10	5,000,000
1,000,000	#	Barton Capital, LLC, 0.180%, due 04/20/10	999,905
1,250,000	#	Barton Capital, LLC, 0.180%, due 04/09/10	1,249,950
2,250,000	#	Barton Capital, LLC, 0.180%, due 04/22/10	2,249,764
3,750,000	#	Barton Capital, LLC, 0.190%, due 04/06/10	3,749,901
1,000,000	#	Barton Capital, LLC, 0.200%, due 04/23/10	999,878
770,000		BNP Paribas, 0.220%, due 04/13/10	769,944
3,250,000	#	Cafco, LLC, 0.180%, due 04/29/10	3,249,545
250,000	#	Ciesco L.P., 0.190%, due 04/20/10	249,975
6,250,000	#	Ciesco L.P., 0.200%, due 04/06/10	6,249,840
3,250,000	#	Ciesco L.P., 0.230%, due 04/23/10	3,249,543
1,500,000	#	Concord Minutemen Capital Co., LLC, 0.320%, due 04/19/10	1,499,760
2,750,000	#	Concord Minutemen Capital Co., LLC, 0.330%, due 04/22/10	2,749,471
250,000	#	Concord Minutemen Capital Co., LLC, 0.350%, due 04/23/10	249,947
3,000,000	#	Concord Minutemen Capital Co., LLC, 0.400%, due 04/28/10	2,999,100
1,250,000	#	Concord Minutemen Capital Co., LLC, 0.551%, due 07/12/10	1,248,052
750,000	#	Concord Minutemen Capital Co., LLC, 0.900%, due 05/03/10	749,400
1,250,000	#	Crown Point Capital Co., 0.320%, due 04/19/10	1,249,800
3,250,000	#	Crown Point Capital Co., 0.350%, due 04/21/10	3,249,368
5,250,000	#	Crown Point Capital Co., 0.400%, due 04/22/10	5,248,887
4,000,000	#	Danske Corp., 0.205%, due 04/21/10	3,999,544
490,000		Deutsche Bank AG, 0.250%, due 04/22/10	489,929

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$907,000		Dexia Del, LLC, 0.200%, due 04/19/10	$906,909
4,500,000		Dexia Del, LLC, 0.230%, due 04/21/10	4,499,425
5,250,000	#	Edison Asset Securities, LLC, 0.320%, due 04/21/10	5,249,397
9,750,000	#	Jupiter, 0.190%, due 04/19/10	9,749,053
3,000,000		Natixis, 0.200%, due 04/22/10	2,999,650
1,000,000	#	Old Line Funding, LLC, 0.170%, due 04/05/10	999,981
7,000,000	#	Old Line Funding, LLC, 0.180%, due 04/20/10	6,999,303
1,750,000	#	Old Line Funding, LLC, 0.200%, due 04/22/10	1,749,796
2,250,000	#	Park Avenue Receivables Corp., 0.160%, due 04/06/10	2,249,950
3,000,000	#	Park Avenue Receivables Corp., 0.170%, due 04/07/10	2,999,915
3,500,000	#	Park Avenue Receivables Corp., 0.190%, due 04/16/10	3,499,723
1,000,000	#	Park Avenue Receivables Corp., 0.190%, due 04/21/10	999,894
5,750,000	#	Thunder Bay Funding, LLC, 0.180%, due 04/20/10	5,749,422
3,250,000	#	Thunder Bay Funding, LLC, 0.180%, due 04/14/10	3,249,789
1,250,000	#	Tulip Funding Corp., 0.190%, due 04/09/10	1,249,947
3,323,000	#	Tulip Funding Corp., 0.190%, due 04/13/10	3,322,790
5,000,000	#	Tulip Funding Corp., 0.200%, due 04/15/10	4,999,611
1,500,000	#	Variable Funding Capital Corp., 0.180%, due 04/20/10	1,499,858
3,500,000	#	Variable Funding Capital Corp., 0.180%, due 04/14/10	3,499,773
6,000,000	#	Variable Funding Capital Corp., 0.190%, due 04/22/10	5,999,335
7,000,000	#	Windmill Funding Corp., 0.180%, due 04/23/10	6,999,228
2,785,000	#	Windmill Funding Corp., 0.210%, due 04/21/10	2,784,675
1,500,000	#	Yorkstown Capital, LLC, 0.170%, due 04/05/10	1,499,972
750,000	#	Yorkstown Capital, LLC, 0.200%, due 04/12/10	749,954
2,644,000	#	Yorkstown Capital, LLC, 0.210%, due 04/23/10	2,643,661

		Total Commercial Paper (Cost $138,902,514)	138,902,514

CORPORATE BONDS/NOTES: 2.7%
4,000,000	#, C	Commonwealth Bank of Australia, 0.640%, due 01/05/11	4,000,000
2,000,000		Credit Suisse USA, Inc., 0.450%, due 08/15/10	2,000,794
500,000		Credit Suisse USA, Inc., 4.875%, due 08/15/10	506,948
750,000		Royal Bank of Canada, 0.272%, due 06/08/10	750,083

		Total Corporate Bonds/Notes (Cost $7,257,825)	7,257,825

See Accompanying Notes to Financial Statements

17

BROKERAGE CASH RESERVES(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2010 (CONTINUED)

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.6%
$500,000	##	Federal Home Loan Mortgage Corporation, 3.250%, due 07/16/10	$503,877
1,000,000	##	Federal Home Loan Mortgage Corporation, 4.125%, due 07/12/10	1,009,986

		Total U.S. Government Agency Obligations (Cost $1,513,863)	1,513,863

REPURCHASE AGREEMENT: 34.8%
94,035,000	Morgan Stanley Repurchase Agreement dated 03/31/10, 0.010%, due 04/01/10, $94,035,026 to be received upon repurchase (Collateralized by $95,810,000 various U.S. Government Agency Obligations, Discount Notes, Market Value $95,930,674, due 07/26/10-05/18/11		94,035,000

	Total Repurchase Agreement (Cost $94,035,000)		94,035,000

	Total Investments in Securities (Cost $256,513,065)*	95.1%	$256,513,065
	Other Assets and Liabilities - Net	4.9	13,307,787

	Net Assets	100.0%	$269,820,852

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2010
Asset Table
Investments, at value
Certificates of Deposit	$—	$14,803,863	$—	$14,803,863
Commercial Paper	—	138,902,514	—	138,902,514
Corporate Bonds/Notes	—	7,257,825	—	7,257,825
U.S. Government Agency Obligations	—	1,513,863	—	1,513,863
Repurchase Agreements	—	94,035,000	—	94,035,000

Total Investments, at value	$—	$256,513,065	$—	$256,513,065

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

18

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended March 31, 2010 were as follows:

Fund Name	Type	Per Share Amount

Brokerage Cash Reserves	NII	$0.0001

	STCG	$0.0021

NII - Net investment income

STCG - Short-term capital gains

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.

The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

19

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Independent Trustees:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:68	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	42	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:74	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	42	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	June 1991 - Present	President, Retirement Options, LLC, a training provider for retirement coaches (August 2009 - Present) Formerly, President, Thompson Enterprises (September 2004 - September 2005).	42	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); MassMutual Premier Funds (December 2004 - Present), Chair of Audit Committee; and MML Series Investment Funds II, Chair of Audit Committee (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	42	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008).	42	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona Age: 60	Director	January 2009 - Present	President, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006).	42	None.
Directors who are “Interested Persons:”

Shaun Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	179	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Funds Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services, LLC (December 2006 - Present).

(1)	Directors/Trustees serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

20

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Industrials, Infrastructure and Materials Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

21

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	April 2002 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (June 1995 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3)(February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager Research Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

22

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past Five Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

23

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Directors (the “Board”) of the fund, including a majority of the Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Directors”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof, including Brokerage Cash Reserves (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement, including the Agreements for Brokerage Cash Reserves (“Brokerage Cash Reserves” or the “Fund”), for an additional one-year period commencing January 1, 2010.

Overview of the Review Process

At a meeting of the Board held on December 16, 2009, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by

24

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Directors (“Independent Counsel”) on behalf of the Independent Directors.

The Contracts Committee began the formal review process in July 2009 when it met separately with Independent Counsel, to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the July meeting, the Contracts Committee engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodolgy. The Independent Consultant’s findings were reported to the Contracts Committee at the July meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 14-15, 2009 and December 14-15, 2009, during which the Independent Directors, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Directors were assisted by Independent Counsel, throughout the contract review process. The Independent Directors relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2010, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to initiatives underway within ING Groep to establish an integrated global asset management firm (the “Global Transition”) that is expected to provide the benefits of centralized and collaborative operations to ING’s asset management business and may result in operational efficiencies that will benefit the Funds and shareholders of the Funds. The Board also considered the actions that have been taken by management to retain key investment management personnel during the Global Transition. The Board also considered the benefits that

25

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed the Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes, (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, and five-year periods, ending June 30, 2009 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2009. In considering the performance of the Fund, the Board noted the extraordinary period of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. In evaluating the investment performance of Brokerage Cash Reserves, the Board noted that, based on performance data as of September 30, 2009: (1) the Fund outperformed its Morningstar category median for the year-to-date and one-year periods but underperformed for the most recent calendar quarter, three-year and five-year periods; (2) the Fund underperformed its benchmark index for all periods presented; and (3) although the Fund is not ranked by Morningstar, the Fund is ranked by Lipper in the second quintile for the year-to-date period, in the third quintile for the most recent calendar quarter, one-year and three-year periods and in the fourth quintile for the five-year period. The Board also considered the fact that Brokerage Cash Reserves is offered as a specialized cash sweep product for use by brokerage firms, that it is structured to provide compensation to these brokerage firms for the cash sweep services provided to their customers, and that its performance is adversely affected by such expense structure, particularly during periods of low interest rates. In assessing the performance of Brokerage Cash Reserves, the Board noted that in response to the extreme volatility throughout 2009 the Sub-Adviser voluntarily chose to reduce the level of risk in the Fund by investing primarily in liquid instruments of short duration. The Board also noted that throughout 2009 the Adviser and its affiliates have been waiving, and/or reimbursing fees in order for the Fund to maintain a net yield equal to, or greater than zero. In light of these special considerations, the Board concluded the performance of the Fund is satisfactory.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Fund to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to the undertaking by the Adviser to waive fees and/or limit the total expenses of the Fund. In addition, the Directors

26

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Fund. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory Agreement and Sub-Advisory Agreement. In assessing the reasonableness of the management fee and total expenses for Brokerage Cash Reserves, the Board noted that, based on management fee and expense data as of June 30, 2009, the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group. In addition, the Board noted that the Fund’s expense ratio is comparable to the expense ratios of other money market funds that are used by brokerage firms for similar “cash sweep” purposes. The Board also noted that during 2009 the Adviser and its affiliates provided credit support with respect to certain impaired securities held by the Fund, which minimized deviations between the Fund’s market-based and amortized cost-based net asset value per share during tumultuous market conditions. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded with respect to the Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and the Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Fund. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Fund, relating to (i) the Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2008 and December 31, 2007 and the nine-month period ended September 30, 2009. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating the Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies thereof, derive from their relationships with the Fund, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of the Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for the Fund includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds.

27

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale are expected to be realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of additional breakpoints with respect to the Fund at this time.

28

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Serving (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-BCR	(0310-052810)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $34,000 for year ended March 31, 2010 and $34,000 for year ended March 31, 2009.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $4,300 for year ended March 31, 2010 and $4,300 for year ended March 31, 2009.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $15,610 in the year ended March 31, 2010 and $4,761 in the year ended March 31, 2009. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $1,610 for the year ended March 31, 2010 and $0 for the year ended March 31, 2009.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

2

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

3

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: December 15, 2009

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre-Approval Period

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations	✓		Not to exceed $50,000 during the Pre-Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated:              2010

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

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(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,613,771 for year ended March 31, 2010 and $2,040,485 for fiscal year ended March 31, 2009.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by

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shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 3, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 3, 2010